APPENDIX A

SHAREHOLDER SERVICING PLAN

WELLS FARGO FUNDS TRUST

Funds Trust Funds and Share Classes*	Maximum Shareholder Servicing Fee
Absolute Return Fund1 Class A Class C Administrator Class	0.25 0.25 0.25
Adjustable Rate Government Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Asia Pacific Fund

Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25
Asset Allocation Fund Class A Class B Class C Class R Administrator Class	0.25 0.25 0.25 0.25 0.25

C&B Large Cap Value Fund

Class A Class B Class C Investor Class Administrator Class	0.25 0.25 0.25 0.25 0.25
C&B Mid Cap Value Fund Class A Class B Class C Investor Class Administrator Class	0.25 0.25 0.25 0.25 0.25

California Limited-Term Tax-Free Fund

Class A Class C Administrator Class	0.25 0.25 0.25

California Municipal Money Market Fund

Class A Administrator Class Service Class Sweep Class	0.25 0.10 0.25 0.25

California Tax-Free Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Capital Growth Fund

Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25

Cash Investment Money Market Fund

Administrator Class Service Class	0.10 0.25

Colorado Tax-Free Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Common Stock Fund

Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25

Conservative Allocation Fund

Administrator Class	0.25

Disciplined U.S. Core Fund

Class A Class C Administrator Class	0.25 0.25 0.25

Discovery Fund

Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25

Diversified Capital Builder Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Diversified Equity Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Diversified Income Builder Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Diversified International Fund

Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25

Diversified Small Cap Fund

Administrator Class	0.25

Dow Jones Target Today Fund

Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25

Dow Jones Target 2010 Fund

Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25
Dow Jones Target 2015 Fund Administrator Class Investor Class	0.25 0.25

Dow Jones Target 2020 Fund

Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25
Dow Jones Target 2025 Fund Administrator Class Investor Class	0.25 0.25

Dow Jones Target 2030 Fund

Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25
Dow Jones Target 2035 Fund Administrator Class Investor Class	0.25 0.25

Dow Jones Target 2040 Fund

Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25
Dow Jones Target 2045 Fund Investor Class Administrator Class	0.25 0.25
Dow Jones Target 2050 Fund Administrator Class Investor Class	0.25 0.25
Dow Jones Target 2055 Fund Investor Class Administrator Class	0.25 0.25

Emerging Growth Fund

Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25

Emerging Markets Equity Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Emerging Markets Equity Income Fund2

Class A Class C Administrator Class	0.25 0.25 0.25

Emerging Markets Local Bond Fund3

Class A Class C Administrator Class	0.25 0.25 0.25

Endeavor Select Fund

Class A

Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Enterprise Fund

Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25

Equity Value Fund

Class A Class B Class C Class R Administrator Class	0.25 0.25 0.25 0.25 0.25

Global Opportunities Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Government Money Market Fund

Class A Administrator Class Service Class Sweep Class	0.25 0.10 0.25 0.25

Government Securities Fund

Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25

Growth Balanced Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Growth Fund

Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25

Health Care Fund4

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Heritage Money Market Fund

Administrator Class Service Class	0.10 0.25

High Income Fund

Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25

High Yield Bond Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Income Plus Fund

Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25

Index Asset Allocation Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Index Fund

Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.10 0.25

Inflation-Protected Bond Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Intermediate Tax/AMT-Free Fund

Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25

International Bond Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

International Equity Fund

Class A Class B Class C Class R Administrator Class	0.25 0.25 0.25 0.25 0.25

International Value Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Intrinsic Value Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Intrinsic Small Cap Value Fund

Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25

Intrinsic World Equity Fund

Class A Class C Administrator Class	0.25 0.25 0.25

Large Cap Core Fund

Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25

Large Cap Growth Fund

Class A Class C Class R5 Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25

Large Company Value Fund

Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25

Minnesota Tax-Free Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Moderate Balanced Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Money Market Fund

Class A Class B Class C Daily Class Investor Class Service Class	0.25 0.25 0.25 0.25 0.25 0.25

Municipal Bond Fund

Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25

Municipal Cash Management Money Market Fund

Administrator Class Service Class	0.10 0.25

Municipal Money Market Fund

Class A Investor Class Service Class Sweep Class	0.25 0.25 0.25 0.25

National Tax-Free Money Market Fund

Class A Administrator Class Service Class Sweep Class	0.25 0.10 0.25 0.25

North Carolina Tax-Free Fund

Class A Class C	0.25 0.25

Omega Growth Fund

Class A Class B Class C Class R Administrator Class	0.25 0.25 0.25 0.25 0.25

Opportunity Fund

Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25

Pennsylvania Tax-Free Fund

Class A Class B Class C	0.25 0.25 0.25

Precious Metals Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Premier Large Company Growth Fund

Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25

Prime Investment Money Market Fund

Service Class	0.25

Short Duration Government Bond Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Short-Term Bond Fund

Class A Class C Investor Class	0.25 0.25 0.25

Short-Term High Yield Bond Fund

Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25

Short-Term Municipal Bond Fund

Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25

Small Cap Opportunities Fund

Administrator Class	0.25

Small Cap Value Fund

Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25

Small Company Growth Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Small Company Value Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Small/Mid Cap Core Fund

Class A Class C Administrator Class	0.25 0.25 0.25

Small/Mid Cap Value Fund

Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25

Social Sustainability Fund6

Class A Class C Administrator Class	0.25 0.25 0.25

Special Mid Cap Value Fund

Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25

Special Small Cap Value Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Specialized Technology Fund

Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25
Strategic Large Cap Growth Fund7 Class A Class C Class R Administrator Class	0.25 0.25 0.25 0.25
Strategic Municipal Bond Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Total Return Bond Fund

Class A Class B Class C Class R Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25 0.25

Traditional Small Cap Growth Fund

Class A Class C Administrator Class	0.25 0.25 0.25

Treasury Plus Money Market Fund

Class A Administrator Class Service Class Sweep Class	0.25 0.10 0.25 0.25

Ultra Short-Term Income Fund

Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25

Ultra Short-Term Municipal Income Fund

Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25

Utility & Telecommunications Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

WealthBuilder Conservative Allocation Portfolio

0.25

WealthBuilder Equity Portfolio

0.25

WealthBuilder Growth Allocation Portfolio

0.25

WealthBuilder Growth Balanced Portfolio

0.25

WealthBuilder Moderate Balanced Portfolio

0.25

WealthBuilder Tactical Equity Portfolio

0.25

Wisconsin Tax-Free Fund

Class A Class C Investor Class	0.25 0.25 0.25
100% Treasury Money Market Fund Class A Administrator Class Service Class Sweep Class	0.25 0.10 0.25 0.25

Fees payable to a Servicing Agent are expressed as a percentage of the average daily net asset value of the shares of the specified class of the particular Fund beneficially owned by or attributable to clients of the Servicing Agent.

*On November 7, 2007, the Board of Trustees approved the closing of Class B shares to new investors and additional investments, effective February 14, 2008, with the exception of the Money Market Fund.  Following the closing of the Class B shares, 12b-1 and shareholder servicing fees will continue to reimburse previously incurred distribution-related expenses and expenses for servicing shareholder accounts and retain the assets of existing shareholders.

Most recent agreement approval:  March 25, 2011

Appendix A amended:  February 8, 2012

1 On November 16, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Absolute Return Fund.  The Fund will commence operations in the first quarter 2012.

2 On February 8, 2012, the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Emerging Markets Equity Income Fund.  The Fund will commence operations in the second quarter 2012.

3 On February 8, 2012, the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Emerging Markets Equity Local Bond Fund.  The Fund will commence operations in the second quarter 2012.

4 On February 8, 2012, the Board of Trustees of Wells Fargo Funds Trust approved the liquidation of the Health Care Fund effective by the end of March 2012.

5 On February 8, 2012, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Strategic Large Cap Growth Fund into the Large Cap Growth Fund and the addition of Class R shares to the Large Cap Growth Fund.  Upon shareholder approval of the merger, Class R shares will become effective by the end of June 2012.

6 On February 8, 2012, the Board of Trustees of Wells Fargo Funds Trust approved the liquidation of the Social Sustainability Fund effective by the end of March 2012.

7 On February 8, 2012, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Strategic Large Cap Growth Fund into the Large Cap Growth Fund.  Upon shareholder approval, the merger will become effective by the end of June 2012.